INCOME TAXES (Tables)	12 Months Ended
Oct. 31, 2021
INCOME TAXES
Schedule of reconciliation of differences between statutory tax rate and effective tax rate

	For the Years Ended October 31,
	2021	2020	2019
(Loss) income before income tax expenses	$(1,920,048)	$760,155	$413,995
Cayman statutory income tax rate	0%	0%	0%
Income tax calculated at statutory rate	—	—	—
Increase in income tax expense resulting from:
Rate differences in various jurisdictions	24,529	126,055	238,208
Income tax expense / effective tax rate	$24,529	$126,055	$238,208

Schedule of net deferred tax assets

Deferred tax assets:	October 31, 2021	October 31, 2020
Net operating loss carryforward	$64,139	$—
Accrued payroll liability	3,825	12,952
Valuation allowance	(64,139)	—
Net deferred tax assets	$3,825	$12,952